UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 14, 2013

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Sypris Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Bullitt Lane, Suite 450 Louisville, Kentucky	40222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 14, 2013, Sypris Solutions, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2013, and furnished a copy of the press release on a Current Report on Form 8-K (the “Initial Form 8-K”). The sole purpose of this Amendment No. 1 on Form 8-K/A is to correct an inadvertent error in a table header in the press release filed as Exhibit 99 to the Initial Form 8-K.

The table entitled “Goodwill Impairment Charge Per Share” presented an incorrect column header entitled “Three Months Ended April 3, 2011.” As amended, the column header now reads, “Goodwill Impairment Charge Per Share Ended March 31, 2013.” The corrected press release is furnished herewith as Exhibit 99.

Section 2 – Financial Information

Item 2.02           Results of Operations and Financial Condition.

On May 14, 2013, Sypris Solutions, Inc. (the “Company”) announced its financial results for the first quarter ended March 31, 2013. The full text of the press release is set forth in Exhibit 99 hereto.  The Company has also released certain supplemental financial information that can be accessed through the Company’s website at http://www.sypris.com.

The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 7 – Regulation FD

Item 7.01           Regulation FD Disclosure.

On May 14, 2013, Sypris Solutions, Inc. (the “Company”) announced its financial results for the first quarter and ended March 31, 2013. The full text of the press release is set forth in Exhibit 99 hereto.  The Company has also released certain supplemental financial information that can be accessed through the Company’s website at http://www.sypris.com.

The information in this Form 8-K and the attached Exhibit as well as the supplemental information referenced above is being furnished pursuant to Item 7.01 “Regulation FD Disclosure” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01           Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99	Press release issued May 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 14, 2013	Sypris Solutions, Inc.

		By:	/s/ Brian A. Lutes
Brian A. Lutes
Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99	Registrant’s press release dated May 14, 2013.